Exhibit 99.1

May 18, 2026 First Quarter 2026 Business Update Advancing TCDC Toward Commercialization

Nasdaq: NUAI | newerainfra.ai 2 Disclaimer and Forward - Looking Statements No Offer or Solicitation This presentation (this “Presentation”) has been prepared to assist interested parties in making their own evaluation of New Era Energy & Digital, Inc., a Nevada corporation (“New Era” or the “Company”), its projects and prospects. This Presentation is proprietary and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of New Era. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the Company, or its affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. Use of Projections This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to any projections for the purpose of their inclusion in this Presentation and, accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics regarding the markets and industries in which the Company competes. Such information and statistics are based on the Company’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings. While the Company believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the accuracy or completeness of the information provided by the third - party sources. The Company expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward - Looking Statements This Presentation contains “forward - looking statements.” Forward - looking statements reflect the current view about future events. When used in this Presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements. Such statements include, but are not limited to, statements contained in this letter relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation: our ability to construct, develop, lease and maintain our flagship project; our ability to access adequate project financing, commercial borrowings and debt and equity capital markets to fund our significant anticipated capital expenditures; the impact of supply chain disruptions, labor availability, raw materials and input commodity costs and availability, and manufacturing and transportation; general business and economic conditions; environmental history, remediation, and associated risks; our ability to obtain and renew leases with our tenants on terms favorable to us, and manage our growth, business, financial results and results of operations; our ability to respond to price fluctuations and rapidly changing technology; the impact of tariffs and global trade disruptions on us and our tenants; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, and restrictive governmental actions; the degree and nature of our competition; our failure to generate sufficient cash flows to service indebtedness; our expectations regarding the anticipated timeline of our cash, cash equivalents and short - term investments, future financial performance and our ability to continue as a going concern; material negative changes in the creditworthiness and the ability of our tenants to meet their contractual obligations; increases and volatility in interest rates; increased power, labor, equipment procurement, shipping, refurbishment or construction costs; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; our inability to obtain and/or maintain necessary government or other required consents or permits; changes in, or the failure or inability to comply with, local, state, federal and applicable international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us; and other factors (including the risks contained in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2025). Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results.

From Platform Formation to Execution Readiness TCDC Consolidated ✓ Significantly improved capital structure ✓ Removed SharonAI overhang Nasdaq: NUAI | newerainfra.ai 3 Funding Pathway Established ✓ $115m registered offering of common stock ✓ Macquarie: Up to $290m credit facility + $5m equity issued at $5.00 per share ✓ $80M+ cash (as of Apr 30, 2026) Institutional Partners ✓ Stream JV LOI Near - Term Priorities ✓ Hyperscaler lease ✓ Stream JV definitive agreement ✓ Development & permitting workstreams

Charles Nelson President & COO Operations JV Execution Commercial Andy Casazza Chief Corporate Officer Corporate Integration Governance Infrastructure Ted Warner Chief Financial Officer Capital Formation Project Finance Finance & Accounting E. Will Gray II Chairman, CEO Sponsor Energy Relationships Strategy Leadership Team Built to Match Execution Needs Nasdaq: NUAI | newerainfra.ai 4

NE

NUAI is now advancing TCDC alongside leading counterparties already trusted by hyperscalers

Institutional-Grade Partners

Partner	Role
STREAM DATA CENTERS	Development and operating capability Apollo platform company
MACQUARIE	Up to $290m project-level facility $5m equity issued at $5.00 per share
ENERGYDOME	Energy storage solution CO2 battery technology
HDR	Design, architecture, engineering
THUNDERHEAD ENERGY SOLUTIONS	BTM power pathway 450MW planned (TCDC Phase 2)
RAMBOLL	Design and engineering
rk	Modular manufacturing

Recent additions to execution & funding ecosystem (Stream, Macquarie, EnergyDome, HDR)

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TCDC: Our Flagship Campus ✓ 438 acres owned ✓ Entered into a definitive agreement to acquire 54 acre corridor adjacent to TCDC, enhancing ability to structure direct power solutions and optimize interconnection design ✓ Permian Basin energy corridor ✓ Adjacent to generation assets operated by Vistra and Calpine ✓ Phased expansion toward 1.4GW ✓ Hyperscaler lease is key priority Vistra Energy Nasdaq: NUAI | newerainfra.ai 6 Calpine, Quail Run TCDC Additional 54 Acres TCDC 438 acres Access to existing energy infrastructure may accelerate development timelines and de - risk delivery — a critical advantage for hyperscalers demanding scalable, resilient power.

Defined Power Development Pathway

- **Phase 1 (200 MW)**
  Powered-shell deployment via adjacent generation; no significant electrical infrastructure required
- **Phase 2 (+450 MW)**
  BTM power supported by physically diverse gas supply across three pipelines; turbines on order
- **Phase 3 (+750 MW)**
  Phased, demand-driven expansion toward 1.4 GW through additional BTM generation and bi-directional grid interconnection



+ 54 ACRES
PLOT
20 ACRES NATURAL GAS GEN
450MW
MULTIPLE EASEMENTS
RD PKWY
28 ACRES
SUB-STATION UTILITY
+6 ACRES
A/1
A/2
A/3
A/4
A/5
C/6
A/7
B/8
B/9
B/10
OTHER PIPELINES

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Institutional Investors Limited Partners (LP) Contributes ✓ Majority of equity capital Receives ✓ Investment Returns ✓ Capital appreciation on equity stake NUAI is not funding multi - billion capex at the parent level Project capital is expected to be raised at the asset level, targeting an 80/20 debt - to - equity ratio NUAI General Partner (GP) · Sponsor Nasdaq: NUAI | newerainfra.ai 8 Contributes ✓ Land / site control ✓ Development work & engineering ✓ Local execution & relationships ✓ Co - investment equity Receives ✓ Long - term equity participation in asset ✓ Operating distributions ✓ Development & management fees ✓ GP carry / promote economics +$80M cash position 1 and additional funding flexibility provide sufficient liquidity to support expected equity contribution to TCDC Phase 1 1 As of April 30, 2026 Disciplined Funding Strategy

Near - Term Priorities Parallel workstreams advancing toward Phase 1 readiness at TCDC Stream JV LOI JV definitive agreement Finalize Power Contracts Hyperscaler lease Executed definitive agreement for 54 acre corridor acquisition Pipeline removal & reclamation Industrial District designation To release early grading: ● SWPPP ● Early Grading Permit ● Site Plan To release vertical construction: ● Full grading permit ● Plat approved and recorded ● Building Permit/Fire Protection Review $115m registered offering of common stock Up to $290M Macquarie credit facility Adding key executives with hyperscaler backgrounds Monetize legacy gas & helium assets Completed Ongoing Commercial Development Corporate Advancing Permitting Process Executing all 3 priorities in parallel Nasdaq: NUAI | newerainfra.ai 9

Additional Information

Fully Diluted Shares Outstanding

Security Class	Shares Outstanding	Shares Issued	Unexercised Warrants	Restricted Stock Units	Employee Options	Fully Diluted
Common Stock *As of 12/31/25*	53,449,171	53,623,529	-	-	-	53,449,171
Employee Options	-	-	-	-	650,000	650,000
2026 Stock Warrants Exercised *As of 5/7/26* (1)	7,964,000	7,964,000	8,236,000	-	-	8,236,000
2026 Other Stock Issuances *As of 3/8/26* (2)	41,416	41,416	-	-	-	-
Warrants – De-SPAC (Public Warrants) (3)	-	-	5,750,000	-	-	5,750,000
Warrants – De-SPAC (Private Warrants) (3)	-	-	230,750	-	-	230,750
Sharon AI Payoff (4)	2,985,075	2,985,075	-	-	-	2,985,075
CMPO Registered Equity Offering (5)	34,328,357	34,328,357	-	-	-	34,328,357
Macquarie Equity Investment (6)	1,000,520	1,000,520	-	-	-	1,000,520
Bridge Loan Conversion - Zach Zhou (7)	1,522,389	1,522,389	-	-	-	1,522,389
Total Common Stock *As of 5/12/26*	101,290,928	101,465,286	-	-	-	101,290,928
Executive RSU & PSU (8)	-	-	-	3,453,362	-	3,453,362
Total	**101,290,928**	**101,465,286**	**14,216,750**	**3,453,362**	**650,000**	**119,611,040**

[1] Includes 7,964,600 warrants exercised by ATW AI Infrastructure II LLC ("ATW") as of May 7, 2026. ATW has a total of 8,236,000 unexercised warrants remaining, at an exercise price of $2.00 per share. In certain circumstances, ATW's warrants may be exercised on a cashless basis.

[2] Represents (a) 31,564 shares of common stock, par value $0.0001 ("common stock"), issued to a Company director on February 9, 2026 and (b) 9,852 shares of common stock issued to a Company employee on January 26, 2026 in connection with a net employee stock option exercise.

[3] Each of the Public Warrants and Private Warrants (the "Tradeable Warrants") entitles the holder to purchase one share of our common stock at an exercise price of $11.50 per share, subject to customary adjustments. In certain circumstances, the Tradeable Warrants may be exercised on a cashless basis.

[4] Represents the issuance of 2,985,075 shares of common stock to Sharon AI in connection with the Company's purchase of the remaining 50% of Texas Critical Data Centers LLC.

[5] Represents 34,328,357 shares of common stock issued in an underwritten offering led by Northland Securities, including the exercise of the underwriters' option to purchase an additional 4,477,611 shares. The shares were issued at a price per share of $3.35 per share.

[6] Represents 1,000,520 shares of common stock issued to Macquarie Equipment Capital Inc. at a price per share of $5.00 in connection with the entry into the Company's term loan.

[7] Represents the issuance of 1,522,389 shares of common stock Mr. Zachary Yi Zhou in connection with the conversion of the Company's Amended and Restated Promissory Note upon consummation of the Company's underwritten offering.

[8] Represents an aggregate of 3,453,362 restricted stock units issued to our senior executive officers as part of their respective compensation packages. The RSUs vest monthly over a four-year period. Our senior executive officers were also issued an aggregate of 8,549,418 performance stock units, which are not reflected in this table and are subject to various performance-based vesting conditions as further described in our filings with the SEC.

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Industry Landscape and Growth Drivers

A Structurally
Undersupplied Market

Hyperscaler Demand Rapidly Outgrowing Power Supply

- Rapid growth in AI and high-performance compute driving unprecedented demand
- Scarcity of power-secured, deliverable hyperscale capacity
- Long development timelines and grid constraints favor behind-the-meter solutions
- Hyperscalers prioritizing speed, certainty, and scale over traditional colocation

New Era's Unique Position in the Market

- **Flagship asset**: Texas Critical Data Center ("TCDC"), Permian Basin (1.4 GW campus)
- Proposed replicable campus model across new geographies
- **State-of-the-art modular designs** with high speed-to-market and technological flexibility

Global Demand for Data Center Capacity



Expected to Quadruple by 2030
298%
growth
2023
2030

Investment Momentum: Global Annual Data Center IT Capex[1]



Expected to Accelerate as Demand Grows
Hyperscalers are projected to invest over $350B in data center capex in 2025
$349B
$464B
$571B
$693B
$800B
2024
2025
2026
2027
2028

Global Demand for Data Center Capacity
Source: Gartner reports; IDC reports; Nvidia capital markets reports; McKinsey Data Center Demand Mode

Investment Momentum: Global Annual Data Center IT Capex[1]:

Source: Dell'Oro Group.

1 Includes Cloud, Colocation, Telco, and Enterprise

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Designed for Accelerated Execution Capital - efficient GP/LP Structure Lower balance sheet requirements vs. traditional development; GP land co - investment and building co - investment opportunities may drive near - term cash flow with compounding portfolio upside Coordinated Execution Ecosystem Factory - built modular components can dramatically reduce on - site labor, accelerate deployment, and ensure consistent quality; parallel workstreams across EPC and connectivity can eliminate single - point - of - failure risk Repeatable Development Platform Standardized frameworks designed to enable rapid campus development; each successive project can strengthen the platform — improving speed, execution certainty, and delivery capability Differentiated Site Sourcing Multi - channel origination via BTM expertise, energy partnerships, and curated developer network; access to sites unavailable through traditional channels Nasdaq: NUAI | newerainfra.ai 13

Solving the Core Constraints of Hyperscale AI Deployment

- ✓ Fully integrated power and infrastructure approach
- ✓ Strategic land location, regulatory, energy & connectivity advantages
- ✓ Sustainability and optional carbon capture & sequestration; environmental consideration
- ✓ Engineered to reduce tenant costs, ensure power security, leverage prime locations, and accelerate deployment with faster speed-to-market

	NEWERA ENERGY & DIGITAL BTM + Grid	Only Grid Model
Grid Connectivity	✓ Behind-the-meter powered - shell model aims to ensure power certainty and delivery speed.	✕ Direct interconnection offers long-term capacity but requires significantly longer lead-times
Power	✓ Opportunity to expand into multi-GW campuses via secured power from price-certain resources	✕ Grid pricing is subject to market dynamics and evolving rate structures
Timeline	✓ Phased, rapid deployment can provide near-term access to highly scalable energy	✕ Scope for significant delays from interconnection queues and ongoing regulatory uncertainty
Reliable Infrastructure	✓ Designed to support AI-scale infrastructure and power needs with greater control over uptime and cost	✕ Higher risk of disruptions due to grid power outages or scheduled maintenance

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Our Multi-Campus & GW Platform

Under Development

Texas Critical Data Centers Campus (TCDC)

Size
1.4 GW

Location
Outside City of Odessa, TX
Ector County (*492 acres*)

Partners
Stream, Ramboll, RK, et al.

Power
Natural gas

Pipeline Access
Enterprise, ONEOK, White Water

PHASE

Phase 1	Phase 2	Phase 3
200 MW	450 MW	750MW

In Planning

New Mexico Campus

Size
7+ GW

Location
Southeast New Mexico
Lea County (3,500 acres)

Partners
Ramboll, RK, et al.

Power
Natural gas / Nuclear

Pipeline Access
Kinder Morgan (x2)

PHASE

Phase 1	Phase 2
2 GW Planned	Expansion, potential for 7+ GW

Estimated Total Capacity

Size
8.4+ GW

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Building the Midstream Infrastructure of the AI Economy

- ✓ Proven infrastructure development framework widely adopted across energy, real estate, and large-scale asset classes
- ✓ Isolates project-level risk while preserving parent-level optionality across a growing portfolio
- ✓ Enables flexible, project-specific capital formation with institutional partners
- ✓ Enhances overall financeability as the platform scales

NEWERA ENERGY & DIGITAL

SPV 1: TCDC | SPV 2: New Mexico | ... | SPV N

SIMPLE, REPEATABLE, SCALABLE STRUCTURE

All projects would be capitalized and managed individually, with cash returns flowing to NUAI as sponsor

HoldCo (NUAI)

Centralized developer, owner and asset manager

- Each project would be structured as an individual SPVs, receiving fees & distributions from each
- Would structure and manage tailored partnerships for each SPV
- Co-investment opportunities would be at the asset level

OpCo (Project SPVs)

Standalone structures with ring-fenced risk management & project specific partnerships

- Project SPVs would be designed around individual tenant's needs
- Institutional capital would be raised through SPV-specific capital partners & structures
- Debt and Project risks would be ring-fenced in SPV

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Site Survey Nasdaq: NUAI | newerainfra.ai 17

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Thank You For more information www.newerainfra.ai Investor relations Lincoln Tan nuai@orangegroupadvisors.com